Exhibit 10.13
Compensatory Arrangements with Executive Officers
Base salary information for our executive officers for 2008 is set forth in the table below.

Name	Title	Base Salary
C. Richard Harrison	Chief Executive Officer and President	$520,000

Barry F. Cohen	Executive Vice President, Strategic Services and Partners	$415,000

Paul J. Cunningham	Executive Vice President, Worldwide Sales	$415,000

Anthony DiBona	Executive Vice President, Global Maintenance Support	$338,000

James E. Heppelmann	Executive Vice President and Chief Product Officer	$487,000

Cornelius F. Moses	Executive Vice President and Chief Financial Officer	$415,000

Aaron C. von Staats	Senior Vice President, General Counsel and Clerk	$300,000
Compensatory arrangements relating to other aspects of our executive compensation program are included as exhibits to our Annual Report on Form 10-K for our fiscal year ended September 30, 2007. In addition, further information about compensation of our executive officers is found in our proxy statements on file with the Securities and Exchange Commission, as well as in our periodic Current Report on Form 8-K filings.